Oppenheimer
       Trinity Large Cap Growth Fund






                                                                   ANNUAL REPORT


                                                                   JULY 31, 2002

Letter to Shareholders

Fund Manager Interview

Financial Statements

Trustees and Officers


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                                      4-HAND LOGO



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                                                           OPPENHEIMER FUNDS(R)

                                                         The Right Way to Invest

REPORT HIGHLIGHTS


    CONTENTS
---
  1  Letter to Shareholders

  3  An Interview
     with Your Fund's
     Managers

  7  Fund Performance

 12  FINANCIAL
     STATEMENTS

 31  INDEPENDENT
     AUDITORS' REPORT

 32  Federal
     Income Tax
     Information

 34  Trustees and Officers

 40  Privacy Policy Notice
---



FUND OBJECTIVE
Oppenheimer Trinity Large Cap Growth Fund seeks capital appreciation.


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 7/31/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -24.41%      -28.76%
---------------------------------
Class B   -24.94       -28.69
---------------------------------
Class C   -25.03       -25.78
---------------------------------
Class N   -24.59       -25.34
---------------------------------
Class Y   -23.99
---------------------------------



 SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE PAGE 11 FOR FURTHER DETAILS.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

[PHOTO OMITTED]
JOHN V. MURPHY
President
Oppenheimer
Trinity Large Cap
Growth Fund

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.

   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000.

   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securi-


                 1 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                   |
ties. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.

   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.


Sincerely,


/s/ JOHN V. MURPHY
------------------
John V. Murphy
August 21, 2002




THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.





                 2 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                   |

AN INTERVIEW WITH YOUR FUND'S MANAGERS


PORTFOLIO MANAGEMENT
TEAM
Daniel Burke
Blake Gall
Sue Mathias

Q

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JULY 31, 2002?

The 12-month period proved unusually volatile and challenging for most investment styles and sectors of the market, with growth stocks experiencing particularly steep losses. These conditions undermined Oppenheimer Trinity Large Cap Growth Fund's returns to roughly the same degree as its benchmark, the S&P 500/BARRA Growth Index (the Index).(1) However, this comparison fails to reflect the impact of changes arising from the Fund's merger with Oppenheimer Trinity Growth Fund during the period. When this change is taken into account, the Fund's performance compares more favorably to the Index.

WHAT MADE THIS SUCH A CHALLENGING PERIOD?

The U.S. economy slipped into recession during the second half of 2001 driven by sharply reduced levels of corporate capital spending and weakening levels of consumer confidence. These conditions lower prices of a wide array of stocks. Economic fundamentals showed signs of rebounding during the first seven months of 2002; however, three key factors forced prices of many stocks lower still. First, the economic recovery proceeded more slowly than many analysts had forecast, leading to disappointing earnings reports from a broad range of companies. Second, stock prices suffered due to unease over the global political situation, particularly the war on terrorism and the conflict in the Middle East. Finally, accounting irregularities contributed to highly publicized bankruptcies and other financial difficulties at several prominent corporations, creating uncertainty about the accuracy of other companies' financial statements.



1. The S&P 500/BARRA Growth Index had a one-year return for the period ending 7/31/02 of -22.21%.



                 3 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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

AN INTERVIEW WITH YOUR FUND'S MANAGERS


HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

Our approach focuses on the stocks of large companies, including many of the best-known companies in the US, across a variety of industry sectors. We strive to add value by identifying and investing selectively in each industry's most attractive stocks. To that end, we employ a wide range of computer-based modeling tools to identify the stocks that we believe have the most attractive prospects under prevailing market conditions. Out of our continually evolving library of more than 50 stock ranking and valuation techniques, we select those techniques best suited to evaluate each industry sector in which we invest.

   Informed by the data from our models, we built a diversified portfolio of stocks during the period that generally reflected the sector weightings of the Fund's benchmark, the S&P 500/BARRA Growth Index. We successfully identified relatively strong-performing stocks in the miscellaneous sector, with investments in conglomerates, such as 3M Co., and various service companies.(2) The Fund also benefited from our stock selections in the health care area, including pharmaceutical companies like Pfizer, Inc., and a number of hospital-supply firms.(2) On the other hand, the Fund underperformed the Index in the areas of utilities, and to a lesser extent, financials.

HOW DID THE MERGER OF THE FUND WITH OPPENHEIMER TRINITY GROWTH FUND AFFECT PERFORMANCE?

The two funds merged, with shareholder approval, on October 12, 2001. Before the merger, both focused on similar types of stocks, and employed the same systematic, highly disciplined method of building and managing portfolios across a wide range of market cycles and conditions. After the merger, we remained true to the disciplined management approach that is the hallmark of our investment strategy. However, prior to the merger Oppenheimer Large Cap Growth Fund had been measured against a different benchmark with different industry weightings than Oppenheimer Trinity Growth Fund. Because




 2. See page 12 for a complete listing of the Fund's holdings as of 7/31/02.



                 4 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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

our approach seeks to avoid "style drift" by allocating approximately the same percentage of assets to each industry sector as a fund's benchmark, the two funds held different levels of exposure to certain sectors at the time of the merger.

   The impact of this change in benchmark is evident in the performance of the Fund's utility holdings. Reflecting the composition of its Index, the Fund held a higher percentage of electrical utility stocks, a sector that performed particularly poorly during the period. After the merger, we re-balanced the combined portfolio to approximate the industry weightings of its benchmark, the S&P 500/BARRA Growth Index. Though the earlier negative effects of those electrical utility holdings continued to undermine the Fund's average performance for the period as a whole, the Fund performed significantly better than the Index from the time of the merger until the end of the period, largely making up for the deficit although still performing negatively for the period.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We see clear evidence that the U.S. economy is emerging from recession and that corporate earnings have begun to rise. These developments bode well for the kinds of growth-oriented stocks in which the Fund invests. While there is no way to know when growth stocks will once again begin to rise, historically, such changes have taken place abruptly, with the greatest gains coming early in the new cycle. We remain confident that our disciplined approach to growth investing positions investors to capitalize on gains in growth stocks whenever they occur, which is what makes Oppenheimer Trinity Large Cap Growth Fund an important part of THE RIGHT WAY TO INVEST.

3. See notes page 11 for further details.


----------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE

For the Periods Ended 6/30/02(3)

Class A                              Since
1-Year                               Inception
----------------------------------------------
-26.91%                              -9.58%

Class B                              Since
1-Year                               Inception
----------------------------------------------
-26.86% -                            -11.24%

Class C                              Since
1-Year                               Inception
----------------------------------------------
-23.78%                              -10.50%

Class N                              Since
1-Year                               Inception
----------------------------------------------
-23.39%                              -20.34%

Class Y                              Since
1-Year                               Inception
----------------------------------------------
-21.95%                              -7.58%




                 5 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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

AN INTERVIEW WITH YOUR FUND'S MANAGERS


TOP TEN COMMON STOCK HOLDINGS(5)
-------------------------------------------------------------------------------
General Electric Co.                                                        7.9%
-------------------------------------------------------------------------------
Pfizer, Inc.                                                                7.9
-------------------------------------------------------------------------------
Microsoft Corp.                                                             5.9
-------------------------------------------------------------------------------
PepsiCo, Inc.                                                               4.6
-------------------------------------------------------------------------------
Johnson & Johnson                                                           4.5
-------------------------------------------------------------------------------
Gillette Co.                                                                3.6
-------------------------------------------------------------------------------
Intel Corp.                                                                 3.4
-------------------------------------------------------------------------------
Home Depot, Inc.                                                            3.0
-------------------------------------------------------------------------------
International Business Machines Corp.                                       2.7
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.7
-------------------------------------------------------------------------------


SECTOR ALLOCATION(4)


                                [GRAPHIC OMITTED}

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC




o Health Care              24.0%
o Information Technology   20.4
o Consumer Staples         20.2
o Consumer Discretionary   16.5
o Industrials              14.8
o Financials                3.6
o Energy                    0.5




4. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on total market value of common stock.
5. Portfolio is subject to change. Percentages are as of July 31, 2002, and are based on net assets.



                 6 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                   |

FUND PERFORMANCE


HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the 12-month period that ended July 31, 2002, the performance of Oppenheimer Trinity Large Cap Growth Fund was hurt by business and political uncertainties that created a generally negative environment for most growth-oriented equities. Nevertheless, the Fund performed relatively well, outperforming relevant benchmarks throughout the period due to effective execution of our disciplined, model-driven stock selection process. The Fund achieved better-than-average relative performance with exceptionally strong individual stock selections in the miscellaneous and health care sectors. The Fund's weakest performers relative to the Index were among utilities and financials. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 31, 2002. In the case of Class A and Y shares, performance is measured from inception of the Class on December 17, 1998. In the case of Class B and C shares, performance is measured from inception of the Class on March 1, 1999. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

   The Fund's performance is compared to the performance of the S&P BARRA/Growth Index, a capitalization-weighted index comprised of stocks of the S&P 500 Index with higher book-to-price ratios relative to the S&P 500 Index as a whole. Each company of the S&P 500 Index is assigned to either the BARRA/Value or BARRA/Growth index so that the sum of the two indices reflects the total S&P 500 Index. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments may not be limited to those investments found in an index.


                 7 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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

FUND PERFORMANCE




CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                                [GRAPHIC OMITTED}

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                               Oppenheimer
                                 Trinity
                                Large Cap                                S&P
                               Growth Fund                          BARRA/Growth
                                (Class A)                               Index

12/17/98                        $ 9,425.00                           $10,000.00
1/31/99                          10,650.00                            10,611.00
4/30/99                          10,405.00                            10,668.00
7/31/99                          11,244.00                            10,747.00
10/31/99                         11,564.00                            11,451.00
1/31/00                          12,640.00                            11,970.00
4/30/00                          14,054.00                            12,691.00
7/31/00                          13,901.00                            12,570.00
10/31/00                         12,612.00                            11,688.00
1/31/01                          10,801.00                            10,278.00
4/30/01                           9,300.00                             8,991.00
7/31/01                           8,814.00                             8,866.00
10/31/01                          7,573.00                             8,000.00
1/31/02                           8,245.00                             8,707.00
4/30/02                           7,707.00                             8,033.00
7/31/02                           6,662.00                             6,897.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -28.76%            SINCE INCEPTION  -10.61%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:



                                [GRAPHIC OMITTED}

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               Oppenheimer
                                 Trinity
                                Large Cap                                S&P
                               Growth Fund                          BARRA/Growth
                                (Class B)                               Index

3/1/99                             $10,000                             $10,000
4/30/99                             10,525                              10,464
7/31/99                             11,345                              10,542
10/31/99                            11,641                              11,232
1/31/00                             12,702                              11,742
4/30/00                             14,095                              12,449
7/31/00                             13,920                              12,330
10/31/00                            12,595                              11,465
1/31/01                             10,771                              10,082
4/30/01                              9,250                               8,819
7/31/01                              8,747                               8,697
10/31/01                             7,499                               7,847
1/31/02                              8,159                               8,541
4/30/02                              7,614                               7,879
7/31/02                              6,386                               6,766


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -28.69%            SINCE INCEPTION  -12.30%



 1. See page 11 for further details.



                 8 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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


CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                                [GRAPHIC OMITTED}

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               Oppenheimer
                                 Trinity
                                Large Cap                                S&P
                               Growth Fund                          BARRA/Growth
                                (Class C)                               Index

3/1/99                          $10,000.00                           $10,000.00
4/30/99                          10,525.00                            10,464.00
7/31/99                          11,345.00                            10,542.00
10/31/99                         11,651.00                            11,232.00
1/31/00                          12,711.00                            11,742.00
4/30/00                          14,094.00                            12,449.00
7/31/00                          13,920.00                            12,330.00
10/31/00                         12,605.00                            11,465.00
1/31/01                          10,770.00                            10,082.00
4/30/01                           9,260.00                             8,819.00
7/31/01                           8,756.00                             8,697.00
10/31/01                          7,498.00                             7,847.00
1/31/02                           8,159.00                             8,541.00
4/30/02                           7,613.00                             7,879.00
7/31/02                           6,565.00                             6,766.00




AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -25.78%            SINCE INCEPTION  -11.59%




CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:



                                [GRAPHIC OMITTED}

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               Oppenheimer
                                 Trinity
                                Large Cap                                S&P
                               Growth Fund                          BARRA/Growth
                                (Class N)                               Index

3/1/01                          $10,000.00                           $10,000.00
4/30/01                           9,945.00                             9,912.00
7/31/01                           9,413.00                             9,775.00
10/31/01                          8,084.00                             8,820.00
1/31/02                           8,793.00                             9,600.00
4/30/02                           8,217.00                             8,856.00
7/31/02                           7,028.00                             7,604.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -25.34%            SINCE INCEPTION  -22.04%



                 9 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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

FUND PERFORMANCE




CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                                [GRAPHIC OMITTED}

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               Oppenheimer
                                 Trinity
                                Large Cap                                S&P
                               Growth Fund                          BARRA/Growth
                                (Class Y)                               Index

12/17/98                        $10,000.00                           $10,000.00
1/31/99                          11,300.00                            10,611.00
4/30/99                          11,050.00                            10,668.00
7/31/99                          11,950.00                            10,747.00
10/31/99                         12,310.00                            11,451.00
1/31/00                          13,472.00                            11,970.00
4/30/00                          14,992.00                            12,691.00
7/31/00                          14,850.00                            12,570.00
10/31/00                         13,492.00                            11,688.00
1/31/01                          11,571.00                            10,278.00
4/30/01                           9,959.00                             8,991.00
7/31/01                           9,465.00                             8,866.00
10/31/01                          8,149.00                             8,000.00
1/31/02                           8,884.00                             8,707.00
4/30/02                           8,314.00                             8,033.00
7/31/02                           7,195.00                             6,897.00




AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 7/31/02(1)
1-YEAR  -23.99%            SINCE INCEPTION  -8.69%


 1. See page 11 for further details.
 The performance information for the S&P BARRA/Growth Index in the graphs begins on 12/31/98 for Class A and Y shares, 2/28/99 for Class B and C shares, and 2/28/01 for Class N shares.
 PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


                 10 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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

NOTES


 IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's portfolio managers are employed by the Fund's sub-advisor, Trinity Investment Management Corporation, an affiliate of OppenheimerFunds, Inc., the Fund's investment manager. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 12/17/98. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-backed sales charge.

CLASS C shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 12/17/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 11 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
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

STATEMENT OF INVESTMENTS  July 31, 2002


                                                                    MARKET VALUE
                                                           SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
 COMMON STOCKS--98.2%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--16.2%
--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--2.0%
 Darden Restaurants, Inc.                                    25,000  $   580,500
--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--0.8%
 Maytag Corp.                                                 6,800      225,284
--------------------------------------------------------------------------------
 MEDIA--0.7%
 Interpublic Group of Cos., Inc.                              8,900      186,099
--------------------------------------------------------------------------------
 MULTILINE RETAIL--2.7%
 Target Corp.                                                 3,500      116,725
--------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                       13,600      668,848
                                                                     -----------
                                                                         785,573

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--10.0%
 AutoZone, Inc.(1)                                            4,100      302,375
--------------------------------------------------------------------------------
 Best Buy Co., Inc.(1)                                       12,300      404,670
--------------------------------------------------------------------------------
 Home Depot, Inc.                                            27,900      861,552
--------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                           19,600      741,860
--------------------------------------------------------------------------------
 Staples, Inc.(1)                                            34,600      577,474
                                                                     -----------
                                                                       2,887,931

--------------------------------------------------------------------------------
 CONSUMER STAPLES--19.9%
--------------------------------------------------------------------------------
 BEVERAGES--7.5%
 Brown-Forman Corp., Cl. B                                    1,900      128,782
--------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                         13,600      679,184
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                               31,100    1,335,434
                                                                     -----------
                                                                       2,143,400

--------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--0.6%
 Walgreen Co.                                                 5,200      183,716
--------------------------------------------------------------------------------
 FOOD PRODUCTS--1.7%
 Hershey Foods Corp.                                          2,200      172,612
--------------------------------------------------------------------------------
 Sara Lee Corp.                                              16,900      316,706
                                                                     -----------
                                                                         489,318

--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--3.8%
 Colgate-Palmolive Co.                                       13,500      693,225
--------------------------------------------------------------------------------
 Kimberly-Clark Corp.                                         1,800      109,890
--------------------------------------------------------------------------------
 Procter & Gamble Corp. (The)                                 3,300      293,667
                                                                     -----------
                                                                       1,096,782

--------------------------------------------------------------------------------
 PERSONAL PRODUCTS--5.6%
 Avon Products, Inc.                                         11,900      550,494
--------------------------------------------------------------------------------
 Gillette Co.                                                31,800    1,045,584
                                                                     -----------
                                                                       1,596,078


                 12 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

                                                                   MARKET VALUE
                                                          SHARES    SEE NOTE 1
-------------------------------------------------------------------------------
 TOBACCO--0.7%
 Philip Morris Cos., Inc.                                    4,500  $   207,225
-------------------------------------------------------------------------------
 ENERGY--0.4%
-------------------------------------------------------------------------------
 OIL & GAS--0.4%
 Anadarko Petroleum Corp.                                    3,000      130,500
-------------------------------------------------------------------------------
 FINANCIALS--3.6%
-------------------------------------------------------------------------------
 BANKS--0.7%
 Synovus Financial Corp.                                     8,300      199,200
-------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--2.9%
 MBNA Corp.                                                 27,400      531,286
-------------------------------------------------------------------------------
 State Street Corp.                                          7,000      297,500
                                                                    -----------
                                                                        828,786

-------------------------------------------------------------------------------
 HEALTH CARE--23.5%
-------------------------------------------------------------------------------
 BIOTECHNOLOGY--2.0%
 Wyeth                                                      14,800      590,520
-------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--2.2%
 UnitedHealth Group, Inc.                                    7,100      622,386
-------------------------------------------------------------------------------
 PHARMACEUTICALS--19.3%
 Abbott Laboratories                                         9,800      405,818
-------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                   19,400      454,542
-------------------------------------------------------------------------------
 Forest Laboratories, Inc.(1)                                5,100      395,097
-------------------------------------------------------------------------------
 Johnson & Johnson                                          24,600    1,303,800
-------------------------------------------------------------------------------
 Merck & Co., Inc.                                           8,000      396,800
-------------------------------------------------------------------------------
 Pfizer, Inc.                                               70,100    2,267,735
-------------------------------------------------------------------------------
 Schering-Plough Corp.                                      13,400      341,700
                                                                    -----------
                                                                      5,565,492

-------------------------------------------------------------------------------
 INDUSTRIALS--14.6%
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--0.6%
 Boeing Co.                                                  3,900      161,928
-------------------------------------------------------------------------------
 BUILDING PRODUCTS--0.6%
 American Standard Cos., Inc.(1)                             2,600      185,926
-------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--2.1%
 Automatic Data Processing, Inc.                             9,600      357,984
-------------------------------------------------------------------------------
 Concord EFS, Inc.(1)                                        5,600      109,200
-------------------------------------------------------------------------------
 DST Systems, Inc.(1)                                        3,800      128,060
                                                                    -----------
                                                                        595,244

-------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--10.3%
 3M Co.                                                      5,500      692,065
-------------------------------------------------------------------------------
 General Electric Co.                                       70,600    2,273,320
                                                                    -----------
                                                                      2,965,385

-------------------------------------------------------------------------------
 MACHINERY--1.0%
 Danaher Corp.                                               4,600      285,430


                 13 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

STATEMENT OF INVESTMENTS  Continued


                                                                 MARKET VALUE
                                                          SHARES   SEE NOTE 1
-----------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--20.0%
-----------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.7%
 Cisco Systems, Inc.(1)                                   58,700  $   774,253
-----------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--4.6%
 Dell Computer Corp.(1)                                   18,100      451,233
-----------------------------------------------------------------------------
 International Business Machines Corp.                    11,000      774,400
-----------------------------------------------------------------------------
 Lexmark International, Inc., Cl. A(1)                     2,400      117,312
                                                                  -----------
                                                                    1,342,945

-----------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.7%
 Electronic Data Systems Corp.                             9,300      341,961
-----------------------------------------------------------------------------
 Unisys Corp.(1)                                          19,800      148,896
                                                                  -----------
                                                                      490,857

-----------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.3%
 Intel Corp.                                              51,400      965,806
-----------------------------------------------------------------------------
 NVIDIA Corp.(1)                                           7,500       83,025
-----------------------------------------------------------------------------
 QLogic Corp.(1)                                           4,400      179,300
                                                                  -----------
                                                                    1,228,131

-----------------------------------------------------------------------------
 SOFTWARE--6.7%
 Microsoft Corp.(1)                                       35,600    1,708,088
-----------------------------------------------------------------------------
 Oracle Corp.(1)                                          21,800      218,196
                                                                  -----------
                                                                    1,926,284
                                                                  -----------
 Total Common Stocks (Cost $35,949,963)                            28,275,173


                                                       PRINCIPAL
                                                          AMOUNT
-----------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--1.9%
-----------------------------------------------------------------------------

Undivided interest of 0.25% in joint repurchase
agreement with Banc One Capital Markets, Inc.,
1.77%, dated 7/31/02, to be repurchased at
$212,462,446 on 8/1/02, collateralized by U.S.
Treasury Bonds, 7.50%, 11/15/16, with a value of
$110,819,035, U.S. Treasury Nts., 3.625%-6.50%,
8/31/03-2/15/10, with a value of $71,070,747 and
U.S.Treasury Bills, 12/26/02, with a value of
$34,953,398 (Cost $537,000)                             $537,000      537,000

-----------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $36,486,963)            100.1%  28,812,173
-----------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                      (0.1)     (26,942)
                                                         --------------------
 NET ASSETS                                                100.0% $28,785,231
                                                         ====================



FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 14 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2002




-------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $36,486,963)
 --see accompanying statement                                     $  28,812,173
-------------------------------------------------------------------------------
 Cash                                                                    21,557
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       668,552
 Shares of beneficial interest sold                                      57,172
 Interest and dividends                                                  19,382
 Other                                                                    1,138
                                                                  -------------
 Total assets                                                        29,579,974


-------------------------------------------------------------------------------
 LIABILITIES


 Payables and other liabilities:
 Investments purchased                                                  687,215
 Shares of beneficial interest redeemed                                  34,059
 Shareholder reports                                                     18,168
 Transfer and shareholder servicing agent fees                           16,969
 Distribution and service plan fees                                       5,723
 Trustees' compensation                                                   4,195
 Other                                                                   28,414
                                                                  -------------
 Total liabilities                                                      794,743

-------------------------------------------------------------------------------
 NET ASSETS                                                         $28,785,231
                                                                    ===========

-------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial interest                       $       4,533
-------------------------------------------------------------------------------
 Additional paid-in capital                                          47,925,396
-------------------------------------------------------------------------------
 Accumulated net investment loss                                         (4,090)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions           (11,465,818)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                          (7,674,790)
                                                                    -----------
 NET ASSETS                                                         $28,785,231
                                                                    ===========

                 15 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

STATEMENT OF ASSETS AND LIABILITIES  Continued

-------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE


 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $14,356,104 and 2,229,330
 shares of beneficial interest outstanding)                               $6.44
 Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                            $6.83
-------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge) and
 offering price per share (based on net assets of
 $10,100,997 and 1,613,651 shares of beneficial
 interest outstanding)                                                    $6.26
-------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge) and
 offering price per share (based on net assets of
 $4,031,660 and 643,932 shares of beneficial
 interest outstanding)                                                    $6.26
-------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge) and
 offering price per share (based on net assets of
 $201,495 and 31,452 shares of beneficial interest
 outstanding)                                                             $6.41
-------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering
 price per share (based on net assets of $94,975
 and 14,476 shares of beneficial interest
 outstanding)                                                             $6.56


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 16 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2002

-------------------------------------------------------------------------------
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $4,319)             $   302,388
-------------------------------------------------------------------------------
 Interest                                                                 9,168
                                                                    -----------
 Total investment income                                                311,556

-------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                        231,829
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 36,152
 Class B                                                                114,591
 Class C                                                                 38,088
 Class N                                                                    432
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                113,310
 Class B                                                                 83,581
 Class C                                                                 27,478
 Class N                                                                    626
 Class Y                                                                  2,559
-------------------------------------------------------------------------------
 Shareholder reports                                                     63,342
-------------------------------------------------------------------------------
 Legal, auditing and other professional fees                             15,258
-------------------------------------------------------------------------------
 Custodian fees and expenses                                                 62
-------------------------------------------------------------------------------
 Other                                                                   21,383
                                                                  -------------
 Total expenses                                                         748,691

 Less voluntary waiver of transfer and shareholder
 servicing agent fees -- Classes A, B, C and N                          (86,926)
 Less voluntary waiver of transfer and
 shareholder servicing agent fees -- Class Y                             (2,466)
 Less reduction to custodian expenses                                       (62)
                                                                    -----------
 Net expenses                                                           659,237

-------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                   (347,681)
-------------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS

 Net realized loss on investments                                    (4,180,725)
-------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                (4,530,887)
                                                                    -----------
 Net realized and unrealized loss                                    (8,711,612)

-------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(9,059,293)
                                                                    ===========


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                 17 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED JULY 31,                                            2002             2001
-------------------------------------------------------------------------------------
 OPERATIONS

 Net investment loss                                     $  (347,681)     $  (361,517)
-------------------------------------------------------------------------------------
 Net realized loss                                        (4,180,725)      (7,264,828)
-------------------------------------------------------------------------------------
 Net change in unrealized depreciation                    (4,530,887)      (4,815,463)
                                                         ----------------------------
 Net decrease in net assets resulting from operations     (9,059,293)     (12,441,808)

-------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Distributions from net realized gain:
 Class A                                                          --       (1,113,608)
 Class B                                                          --         (764,903)
 Class C                                                          --         (157,763)
 Class N                                                          --               --
 Class Y                                                          --              (87)

-------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                   6,840,815        3,370,419
 Class B                                                   4,657,802        2,823,569
 Class C                                                   3,184,637          885,361
 Class N                                                     234,202            1,000
 Class Y                                                     113,887               --

-------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                 5,972,050       (7,397,820)
-------------------------------------------------------------------------------------
 Beginning of period                                      22,813,181       30,211,001
                                                         ----------------------------

 End of period [including accumulated net investment
 loss of $4,090 and $2,552, respectively]                $28,785,231      $22,813,181
                                                         ============================


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 18 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

FINANCIAL HIGHLIGHTS


 CLASS A    YEAR ENDED JULY 31,                        2002      2001       2000   1999(1)
------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 8.52    $14.55    $ 11.93  $ 10.00
------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.07)     (.10)      (.11)   (1.05)
 Net realized and unrealized gain (loss)              (2.01)    (5.06)      2.91     2.98
                                                     -------------------------------------
 Total from investment operations                     (2.08)    (5.16)      2.80     1.93
------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions from net realized gain                    --      (.87)      (.18)      --
------------------------------------------------------------------------------------------
 Net asset value, end of period                       $6.44     $8.52     $14.55   $11.93
                                                      ====================================

------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (24.41)%  (36.60)%    23.63%   19.30%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)           $14,356   $12,029    $16,470   $6,059
------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $15,495   $14,063    $11,973   $4,028
------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                  (0.75)%   (1.01)%    (1.03)%  (1.05)%
 Expenses                                              2.03%     1.54%      1.91%    1.81%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees        1.75%     1.54%      1.89%    1.65%
------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 96%      160%       258%     157%

 1. For the period from December 17, 1998 (inception of offering) to July 31, 1999.
 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 19 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

FINANCIAL HIGHLIGHTS  Continued


 CLASS B    YEAR ENDED JULY 31,                        2002      2001       2000   1999(1)
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 8.34    $14.39    $ 11.89   $ 10.48
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.09)     (.16)      (.17)    (1.04)
 Net realized and unrealized gain (loss)              (1.99)    (5.02)      2.85      2.45
                                                     --------------------------------------
 Total from investment operations                     (2.08)    (5.18)      2.68      1.41
-------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions from net realized gain                    --      (.87)      (.18)       --
-------------------------------------------------------------------------------------------
 Net asset value, end of period                       $6.26    $ 8.34     $14.39    $11.89
                                                      =====================================

-------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (24.94)%  (37.17)%    22.70%    13.45%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)           $10,101    $8,800    $11,499    $1,764
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $11,463    $9,945    $ 7,257    $  722
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                  (1.52)%   (1.81)%    (1.81)%   (1.93)%
 Expenses                                              2.80%     2.34%      2.69%     2.92%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees        2.52%     2.34%      2.67%     2.75%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 96%      160%       258%      157%

 1. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 20 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |


 CLASS C     YEAR ENDED JULY 31,                      2002      2001      2000    1999(1)
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 8.35    $14.39    $ 11.89   $ 10.48
--------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.05)     (.14)      (.19)    (1.04)
 Net realized and unrealized gain (loss)              (2.04)    (5.03)      2.87      2.45
                                                     ---------------------------------------
 Total from investment operations                     (2.09)    (5.17)      2.68      1.41
--------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions from net realized gain                    --      (.87)      (.18)       --
--------------------------------------------------------------------------------------------
 Net asset value, end of period                       $6.26    $ 8.35     $14.39    $11.89
                                                      ======================================

--------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (25.03)%  (37.10)%    22.70%    13.45%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)            $4,032    $1,983     $2,241      $438
--------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $3,814    $2,109     $1,566      $192
--------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                  (1.47)%   (1.82)%    (1.82)%   (1.95)%
 Expenses                                              2.79%     2.35%      2.72%     2.90%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees        2.51%     2.35%      2.70%     2.73%
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 96%      160%       258%      157%


 1. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 21 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

FINANCIAL HIGHLIGHTS  Continued


 CLASS N    YEAR ENDED JULY 31,                              2002   2001(1)
------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------
 Net asset value, beginning of period                      $ 8.50    $ 9.03
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                         (.10)      (.06)
 Net realized and unrealized loss                           (1.99)      (.47)
                                                           -----------------
 Total from investment operations                           (2.09)      (.53)
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                          --         --
------------------------------------------------------------------------------
 Net asset value, end of period                             $6.41      $8.50
                                                           ===================

------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                       (24.59)%    (5.87)%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                    $201         $1
------------------------------------------------------------------------------
 Average net assets (in thousands)                           $ 87         $1
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                        (0.87)%    (1.67)%
 Expenses                                                    2.29%      1.48%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees              2.01%      1.48%
------------------------------------------------------------------------------
 Portfolio turnover rate                                       96%       160%


 1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 22 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |


 CLASS Y    YEAR ENDED JULY 31,                       2002      2001       2000   1999(1)
------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 8.63    $14.65    $ 11.95   $ 10.00
------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.15)     (.05)      (.07)    (1.03)
 Net realized and unrealized gain (loss)              (1.92)    (5.10)      2.95      2.98
                                                     -------------------------------------
 Total from investment operations                     (2.07)    (5.15)      2.88      1.95
------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --      (.87)      (.18)       --
------------------------------------------------------------------------------------------
 Net asset value, end of period                       $6.56     $8.63     $14.65    $11.95
                                                     =====================================

------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                 (23.99)%  (36.26)%    24.27%    19.50%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)               $95        $1         $1        $1
------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $68        $1         $1        $1
------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                  (0.10)%   (0.48)%    (0.54)%   (0.72)%
 Expenses                                              4.83%   168.30%(4)   1.45%     1.65%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees        1.20%     1.10%      1.43%     1.50%
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 96%      160%       258%      157%

 1. For the period from December 17, 1998 (inception of offering) to July 31, 1999.
 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 23 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Trinity Large Cap Growth Fund (the Fund), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


                 24 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

    As of July 31, 2002, the Fund had approximately $1,856,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

 As of July 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                            EXPIRING
                            ------------------------
                            2009         $ 2,474,360
                            2010           7,389,585
                                         -----------
                            Total         $9,863,945(1)
                                         ===========

 1. Includes $272,681 of the $2,775,589 unused capital loss carryforward acquired in the October 12, 2001 merger with Oppenheimer Trinity Growth Fund which is no longer subject to limitation under IRS sections 382 or 384.

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $1,538 resulting in an accumulated liability of $4,093 as of July 31, 2002.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                 25 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $346,143. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:

                                                    YEAR ENDED        YEAR ENDED
                                                 JULY 31, 2002     JULY 31, 2001
                 ---------------------------------------------------------------

                 Distributions paid from:
                 Ordinary income                           $--       $ 2,036,361
                 Long-term capital gain                     --                --
                 Return of capital                          --                --
                                                 -------------------------------
                 Total                                     $--        $2,036,361
                                                 ===============================

 As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss           $     (4,090)
                 Accumulated net realized loss              (11,465,818)
                 Net unrealized depreciation                 (7,674,790)
                                                             ----------
                 Total                                     $(19,144,698)
                                                           ============
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                 26 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                               YEAR ENDED JULY 31, 2002   YEAR ENDED JULY 31, 2001(1)
                                SHARES           AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------
 CLASS A
 Sold                        1,220,919      $ 9,861,258        697,345    $ 7,533,879
 Dividends and/or
 distributions reinvested           --               --         93,390        985,266
 Acquisition - Note 6          488,341        3,716,273             --             --
 Redeemed                     (892,005)      (6,736,716)      (510,448)    (5,148,726)
                               ------------------------------------------------------
 Net increase                  817,255       $6,840,815        280,287     $3,370,419
                               ======================================================

-------------------------------------------------------------------------------------
 CLASS B
 Sold                          949,955      $ 7,487,395        503,033    $ 5,175,934
 Dividends and/or
 distributions reinvested           --               --         65,880        683,837
 Acquisition - Note 6          327,908        2,439,639             --             --
 Redeemed                     (718,719)      (5,269,232)      (313,665)    (3,036,202)
                               ------------------------------------------------------
 Net increase                  559,144       $4,657,802        255,248     $2,823,569
                               ======================================================

-------------------------------------------------------------------------------------
 CLASS C
 Sold                          557,904      $ 4,306,057        285,030    $ 2,995,301
 Dividends and/or
 distributions reinvested           --               --         15,056        156,434
 Acquisition - Note 6          129,384          962,619             --             --
 Redeemed                     (280,869)      (2,084,039)      (218,252)    (2,266,374)
                               ------------------------------------------------------
 Net increase                  406,419       $3,184,637         81,834     $  885,361
                               ======================================================

-------------------------------------------------------------------------------------
 CLASS N
 Sold                           34,570       $  256,789            111     $    1,000
 Dividends and/or
 distributions reinvested           --               --             --             --
 Acquisition - Note 6              115              875             --             --
 Redeemed                       (3,344)         (23,462)            --             --
                               ------------------------------------------------------
 Net increase                   31,341       $  234,202            111     $    1,000
                               ======================================================

-------------------------------------------------------------------------------------
 CLASS Y
 Sold                            9,810      $    77,807             --     $       --
 Dividends and/or
 distributions reinvested           --               --             --             --
 Acquisition - Note 6            7,350           56,743             --             --
 Redeemed                       (2,784)         (20,663)            --             --
                               ------------------------------------------------------
 Net increase                   14,376      $   113,887             --     $       --
                               ======================================================

 1. For the year ended July 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to July 31, 2001, for Class N shares.

                 27 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $34,968,964 and $28,712,162, respectively.

 As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $36,505,418 was composed of:

                     Gross unrealized appreciation      $   583,959
                     Gross unrealized depreciation       (8,277,204)
                                                        -----------
                     Net unrealized depreciation        $(7,693,245)
                                                        ===========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.75%.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS $19.75 per account fee.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 SUB-ADVISOR FEES. The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended July 31, 2002, the Manager paid $82,998 to the Sub-Advisor.



                 28 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                   AGGREGATE        CLASS A      CONCESSIONS       CONCESSIONS     CONCESSIONS        CONCESSIONS
                   FRONT-END      FRONT-END       ON CLASS A        ON CLASS B      ON CLASS C         ON CLASS N
               SALES CHARGES  SALES CHARGES           SHARES            SHARES          SHARES             SHARES
                  ON CLASS A    RETAINED BY      ADVANCED BY       ADVANCED BY     ADVANCED BY        ADVANCED BY
 YEAR ENDED           SHARES    DISTRIBUTOR   DISTRIBUTOR(1)     DISTRIBUTOR(1)  DISTRIBUTOR(1)    DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------
 July 31, 2002      $141,710        $52,787           $5,810          $136,636         $26,045             $2,465

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.



                                                     CLASS A           CLASS B         CLASS C            CLASS N
                                                  CONTINGENT        CONTINGENT      CONTINGENT         CONTINGENT
                                                    DEFERRED          DEFERRED        DEFERRED           DEFERRED
                                               SALES CHARGES     SALES CHARGES   SALES CHARGES      SALES CHARGES
                                                 RETAINED BY       RETAINED BY     RETAINED BY        RETAINED BY
 YEAR ENDED                                      DISTRIBUTOR       DISTRIBUTOR     DISTRIBUTOR        DISTRIBUTOR

-----------------------------------------------------------------------------------------------------------------
July 31, 2002                                            $28           $39,010          $1,849                $11
-----------------------------------------------------------------------------------------------------------------

 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $36,152, all of which were paid by the Distributor to recipients, and included $4,170 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.



                                                                                 DISTRIBUTOR'S
                                                                 DISTRIBUTOR'S       AGGREGATE
                                                                     AGGREGATE    UNREIMBURSED
                                                                  UNREIMBURSED   EXPENSES AS %
                             TOTAL PAYMENTS  AMOUNT RETAINED          EXPENSES   OF NET ASSETS
                                 UNDER PLAN   BY DISTRIBUTOR        UNDER PLAN        OF CLASS
----------------------------------------------------------------------------------------------
 Class B Plan                      $114,591          $94,051          $225,919            2.24%
 Class C Plan                        38,088           18,232            58,625            1.45
 Class N Plan                           432              426             3,927            1.95

                 29 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 5. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at July 31, 2002.


--------------------------------------------------------------------------------
 6. ACQUISITION OF OPPENHEIMER TRINITY GROWTH FUND
 On October 12, 2001, the Fund acquired all of the net assets of Oppenheimer Trinity Growth Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Trinity Growth Fund shareholders on April 12, 2001. The Fund issued (at an exchange ratio of 0.929111 for Class A, 0.934499 for Class B, 0.933942 for Class C, 0.927699 for Class N and 0.922201 for Class Y of the Fund, to one share of Oppenheimer Trinity Large Cap Growth Fund) 488,341; 327,908; 129,384; 115 and 7,350 shares of beneficial interest for Class A , Class B, Class C, Class N and Class Y, respectively, valued at $3,716,273; $2,439,639; $962,619; $875 and $56,743 in exchange for the net assets, resulting in combined Class A net assets of $14,652,007, Class B net assets of $10,711,439, Class C net assets of $2,969,374, Class N net assets of $22,045 and Class Y net assets of $61,005 on October 12, 2001. The net assets acquired included net unrealized depreciation of $1,140,630, undistributed realized losses of $2,775,589 and unused capital loss carryforward of $2,775,589. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                 30 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER TRINITY LARGE CAP GROWTH FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Trinity Large Cap Growth Fund (formerly Oppenheimer Large Cap Growth Fund), including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from December 17, 1998 (inception of offering) to July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Trinity Large Cap Growth Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from December 17, 1998 (inception of offering) to July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 August 21, 2002


                 31 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 32 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

SHAREHOLDER MEETING  Unaudited


--------------------------------------------------------------------------------
 On September 12, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:

 PROPOSAL NO. 1
 The eleven persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 NOMINEE                               FOR           WITHHELD             TOTAL
-------------------------------------------------------------------------------

 Leon Levy                   1,952,713.360         46,689.434     1,999,402.794
 Donald W. Spiro             1,952,979.280         46,423.514     1,999,402.794
 Bridget A. Macaskill        1,940,506.296         58,896.498     1,999,402.794
 Robert G. Galli             1,952,979.280         46,423.514     1,999,402.794
 Phillip A. Griffiths        1,952,979.280         46,423.514     1,999,402.794
 Benjamin Lipstein           1,952,979.280         46,423.514     1,999,402.794
 Elizabeth B. Moynihan       1,946,202.202         53,200.592     1,999,402.794
 Kenneth A. Randall          1,952,979.280         46,423.514     1,999,402.794
 Edward V. Regan             1,952,969.502         46,433.292     1,999,402.794
 Russell S. Reynolds, Jr.    1,952,979.280         46,423.514     1,999,402.794
 Clayton K. Yeutter          1,950,364.630         49,038.164     1,999,402.794

--------------------------------------------------------------------------------

                                                        BROKER
               FOR        AGAINST      ABSTAIN       NON-VOTES             TOTAL
--------------------------------------------------------------------------------

 PROPOSAL NO. 2
 Approval of a sub-advisory agreement between the Manager and Trinity Investment Management Corporation:
     1,814,286.407     85,507.669   99,608.717             N/A     1,999,402.793

 PROPOSAL NO. 3
 3A. Revise the Fund's fundamental policy regarding borrowing:
     1,393,730.746    142,665.366  105,167.682     357,839.000     1,999,402.794
 3B. Revise the Fund's fundamental policy regarding lending:
     1,388,535.206    147,857.754  105,170.835     357,839.000     1,999,402.795

 PROPOSAL NO. 4
 Approval of authorization for the Fund's Trustees to adopt an Amended and Restated Declaration of Trust:
     1,396,219.404    142,962.410  102,381.981     357,839.000     1,999,402.795



                 33 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS  Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees John V. Murphy, President and Trustee
                        Robert G. Galli, Trustee
                        Phillip A. Griffiths, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Clayton K. Yeutter, Trustee
                        Robert G. Zack, Secretary
                        Brian W. Wixted, Treasurer
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary

--------------------------------------------------------------------------------
NAME, ADDRESS,(1) AGE,             PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH FUND         DURING PAST 5 YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)       TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE

TRUSTEES

LEON LEVY, Chairman of the         General Partner (since 1982) of Odyssey
Board of Trustees (since 1999)     Partners, L.P. (investment partnership) and
Age: 76                            Chairman of the Board (since 1981) of Avatar
                                   Holdings, Inc. (real estate development).


DONALD W. SPIRO, Vice              Chairman Emeritus (since January 1991) of
Chairman of the Board of           the Manager. Formerly a director (January
Trustees (since 1999)              1969-August 1999) of the Manager.
Age: 76

ROBERT G. GALLI, Trustee           A trustee or director of other Oppenheimer
(since 1999)                       funds. Formerly Vice Chairman (October
Age: 68                            1995-December 1997) of the Manager.

PHILLIP A. GRIFFITHS, Trustee      The Director (since 1991) of the Institute
(since 1999)                       for Advanced Study, Princeton, N.J.,
Age: 63                            director (since 2001) of GSI Lumonics and a
                                   member of the National Academy of Sciences
                                   (since 1979); formerly (in descending
                                   chronological order) a director of Bankers
                                   Trust Corporation, Provost and Professor of
                                   Mathematics at Duke University, a director of Research Triangle Institute, Raleigh,
                                   N.C., and a Professor of Mathematics at
                                   Harvard University.

BENJAMIN LIPSTEIN, Trustee         Professor Emeritus of Marketing, Stern
(since 1999)                       Graduate School of Business Administration,
Age: 79                            New York University.




 1. The address of each Trustee and Officer is 6803 S. Tucson Way, Centennial, Colorado 80112-3924, except the address for the following Officers is 498 Seventh Avenue,
 New York, New York 10018: Messrs. Zack and Molleur, and Ms. Feld.
 2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

                 34 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

ELIZABETH B. MOYNIHAN, Trustee     Author and architectural historian; a
(since 1999)                       trustee of the Freer Gallery of Art and
Age: 72                            Arthur M. Sackler Gallery (Smithsonian
                                   Institute), Trustees Council of the National
                                   Building Museum; a member of the Trustees
                                   Council, Preservation League of New York
                                   State.

KENNETH A. RANDALL, Trustee        A director of Dominion Resources, Inc.
(since 1999)                       (electric utility holding company) and Prime
Age: 75                            Retail, Inc. (real estate investment trust);
                                   formerly a director of Dominion Energy, Inc.
                                   (electric power and oil & gas producer), President and Chief Executive Officer of The
                                   Conference Board, Inc. (international
                                   economic and business research) and a
                                   director of Lumbermens Mutual Casualty
                                   Company, American Motorists Insurance
                                   Company and American Manufacturers Mutual
                                   Insurance Company.

EDWARD V. REGAN, Trustee           President, Baruch College, CUNY; a director
(since 1999)                       of RBAsset (real estate manager); a director
Age: 72                            of OffitBank; formerly Trustee, Financial
                                   Accounting Foundation (FASB and GASB),
                                   Senior Fellow of Jerome Levy Economics
                                   Institute, Bard College, Chairman of
                                   Municipal Assistance Corporation for the
                                   City of New York, New York State Comptroller and Trustee of New York State and Local
                                   Retirement Fund.

RUSSELL S. REYNOLDS, JR., Trustee  Chairman (since 1993) of The Directorship
(since 1999)                       Search Group, Inc. (corporate governance
Age: 70                            consulting and executive recruiting); a life
                                   trustee of International House (non-profit educational organization), and a trustee
                                   (since 1996) of the Greenwich Historical
                                   Society.

CLAYTON K. YEUTTER, Trustee        Of Counsel (since 1993), Hogan & Hartson (a
(since 1999)                       law firm). Other directorships: Caterpillar,
Age: 71                            Inc. (since 1993) and Weyerhaeuser Co.
                                   (since 1999).

--------------------------------------------------------------------------------
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)               Chairman, Chief Executive Officer and
President and Trustee              director (since June 2001) and President
(since October 2001)               (since September 2000) of the Manager;
Age: 53                            President and a director or trustee of other
                                   Oppenheimer funds; President and a director
                                   (since July 2001) of Oppenheimer Acquisition
                                   Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings,
                                   Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                   Services, Inc. and of Shareholder Financial
                                   Services, Inc. (transfer agent subsidiaries of the Manager); President and a director
                                   (since July 2001) of OppenheimerFunds Legacy
                                   Program (a charitable trust program
                                   established by the Manager); a director of the investment advisory subsidiaries of the
                                   Manager: OFI Institutional Asset Management,
                                   Inc. and Centennial Asset Management
                                   Corporation (since November 2001),
                                   HarbourView Asset Management Corporation and
                                   OFI Private Investments, Inc. (since July
                                   2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                                   Investment Management Corp. and Tremont
                                   Advisers, Inc. (Investment advisory
                                   affiliates of the Manager); Executive Vice
                                   President (since February 1997) of
                                   Massachusetts Mutual Life Insurance Company
                                   (the Manager's parent company); a director
                                   (since June 1995) of DBL Acquisition
                                   Corporation; formerly, Chief Operating

 3. The address of Mr. Murphy is 498 Seventh Avenue, New York, New York 10018.
 4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


                 35 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

TRUSTEES AND OFFICERS  Continued


JOHN V. MURPHY,(3,4)               Officer (September 2000-June 2001) of the
Continued                          Manager; President and trustee (November
                                   1999-November 2001) of MML Series Investment
                                   Fund and MassMutual Institutional Funds
                                   (open-end investment companies); a director
                                   (September 1999-August 2000) of C.M. Life
                                   Insurance Company; President, Chief
                                   Executive Officer and director (September
                                   1999-August 2000) of MML Bay State Life
                                   Insurance Company; a director (June
                                   1989-June 1998) of Emerald Isle Bancorp and
                                   Hibernia Savings Bank (a wholly-owned
                                   subsidiary of Emerald Isle Bancorp).

--------------------------------------------------------------------------------
OFFICERS

BRIAN W. WIXTED,                   Senior Vice President and Treasurer (since
Treasurer (since 1999)             March 1999) of the Manager; Treasurer (since
Age: 42                            March 1999) of HarbourView Asset Management
                                   Corporation, Shareholder Services, Inc.,
                                   Oppenheimer Real Asset Management
                                   Corporation, Shareholder Financial Services,
                                   Inc., Oppenheimer Partnership Holdings,
                                   Inc., OFI Private Investments, Inc. (since
                                   March 2000), OppenheimerFunds International
                                   Ltd. and Oppenheimer Millennium Funds plc
                                   (since May 2000) and OFI Institutional Asset
                                   Management, Inc. (since November 2000)
                                   (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial
                                   Officer (since May 2000) of Oppenheimer
                                   Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since
                                   March 1999) of Oppenheimer Acquisition Corp.
                                   and OppenheimerFunds Legacy Program (since
                                   April 2000); formerly Principal and Chief
                                   Operating Officer (March 1995-March 1999),
                                   Bankers Trust Company-Mutual Fund Services
                                   Division. An officer of 89 portfolios in the OppenheimerFunds complex.


ROBERT G. ZACK, Secretary          Senior Vice President (since May 1985) and
(since 2001)                       General Counsel (since February 2002) of the
Age: 54                            Manager; General Counsel and a director
                                   (since November 2001) of OppenheimerFunds
                                   Distributor, Inc.; Senior Vice President and
                                   General Counsel (since November 2001) of
                                   HarbourView Asset Management Corporation;
                                   Vice President and a director (since
                                   November 2000) of Oppenheimer Partnership
                                   Holdings, Inc.; Senior Vice President,
                                   General Counsel and a director (since
                                   November 2001) of Shareholder Services,
                                   Inc., Shareholder Financial Services, Inc.,
                                   OFI Private Investments, Inc., Oppenheimer
                                   Trust Company and OFI Institutional Asset
                                   Management, Inc.; General Counsel (since
                                   November 2001) of Centennial Asset
                                   Management Corporation; a director (since
                                   November 2001) of Oppenheimer Real Asset
                                   Management, Inc.; Assistant Secretary and a director (since November 2001) of
                                   OppenheimerFunds International Ltd.; Vice
                                   President (since November 2001) of
                                   OppenheimerFunds Legacy Program; Secretary
                                   (since November 2001) of Oppenheimer
                                   Acquisition Corp.; formerly Acting General
                                   Counsel (November 2001-February 2002) and
                                   Associate General Counsel (May 1981-October
                                   2001) of the Manager; Assistant Secretary of
                                   Shareholder Services, Inc. (May
                                   1985-November 2001), Shareholder Financial
                                   Services, Inc. (November 1989-November
                                   2001); OppenheimerFunds International Ltd.
                                   and Oppenheimer Millennium Funds plc
                                   (October 1997-November 2001). An officer of
                                   89 portfolios in the OppenheimerFunds
                                   complex.

KATHERINE P. FELD, Assistant       Vice President and Senior Counsel (since
Secretary (since 2001)             July 1999) of the Manager; Vice President
Age: 44                            (since June 1990) of OppenheimerFunds
                                   Distributor, Inc.; Director, Vice President and Secretary (since June 1999) of
                                   Centennial Asset Management Corporation;
                                   Vice President (since 1997) of Oppenheimer
                                   Real Asset Management, Inc.; formerly Vice
                                   President and Associate Counsel of the
                                   Manager (June 1990-July 1999). An officer of
                                   85 portfolios in the OppenheimerFunds
                                   complex.


                 36 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

KATHLEEN T. IVES, Assistant        Vice President and Assistant Counsel (since
Secretary (since 2001)             June 1998) of the Manager; Vice President
Age: 36                            (since 1999) of OppenheimerFunds
                                   Distributor, Inc.; Vice President and
                                   Assistant Secretary (since 1999) of
                                   Shareholder Services, Inc.; Assistant
                                   Secretary (since December 2001) of
                                   OppenheimerFunds Legacy Program and
                                   Shareholder Financial Services, Inc.;
                                   formerly Assistant Vice President and
                                   Assistant Counsel of the Manager (August
                                   1997-June 1998); Assistant Counsel of the
                                   Manager (August 1994-August 1997). An
                                   officer of 85 portfolios in the
                                   OppenheimerFunds complex.

DENIS R. MOLLEUR, Assistant        Vice President and Senior Counsel of the
Secretary (since 2001)             Manager (since July 1999); formerly a Vice
Age: 44                            President and Associate Counsel of the
                                   Manager (September 1995-July 1999). An
                                   officer of 82 portfolios in the
                                   OppenheimerFunds complex.





THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).

                 37 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 SUB-ADVISOR               Trinity Investment Management Corporation

--------------------------------------------------------------------------------
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS      KPMG LLP

--------------------------------------------------------------------------------
 LEGAL COUNSEL             Mayer Brown Rowe & Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.





                   (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

               38 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                  |

OPPENHEIMERFUNDS FAMILY


--------------------------------------------------------------------------------------------------
 GLOBAL EQUITY          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
--------------------------------------------------------------------------------------------------
 EQUITY                 STOCK                                 STOCK & BOND
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street(R)Small Cap Fund          Multiple Strategies Fund
                        Small Cap Value Fund                  Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street(R)Opportunity Fund        SPECIALTY
                        Growth Fund                           Real Asset Fund(R)
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund    Tremont Market Neutral Fund, LLC(1)
                        Value Fund                            Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
--------------------------------------------------------------------------------------------------
 INCOME                 TAXABLE                               ROCHESTER DIVISION
                        International Bond Fund               California Municipal Fund(3)
                        High Yield Fund                       New Jersey Municipal Fund(3)
                        Champion Income Fund                  New York Municipal Fund(3)
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Intermediate Municipal Fund
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
--------------------------------------------------------------------------------------------------
 SELECT MANAGERS        STOCK                                 STOCK & BOND
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(4)
                        Mercury Advisors S&P 500(R)Index Fund(2)
--------------------------------------------------------------------------------------------------
 MONEY MARKET(5)        Money Market Fund                     Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                 39 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

PRIVACY POLICY NOTICE


AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


                 40 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 402(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).


                 41 | OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                    |

INFORMATION AND SERVICES


GET THIS REPORT ONLINE!

With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience. Sign up today at WWW.OPPENHEIMERFUNDS.COM.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: OLCAX   Class B: OLCBX   Class C: OLCCX
                Class N: OLCNX   Class Y: OLCYX


--------------------------------------------------------------------------------
1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



                                             [LOGO OMITTED]  OPPENHEIMERFUNDS(R)
                                                              Distributors, Inc.


RA0775.001.0702   September 27, 2002